UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

Nutrisystem, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-28551	23-3012204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fort Washington Executive Center, 600 Office Center Drive, Fort Washington, Pennsylvania		19034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 706-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2016, Nutrisystem, Inc. (the "Company" or "Nutrisystem") issued a press release announcing its financial results for the quarter ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 26, 2016, Nutrisystem issued a press release announcing its financial results for the quarter ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following press release is included as an exhibit to this report and is furnished under item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nutrisystem, Inc.

Date: October 26, 2016	By:	/s/ Michael P. Monahan
Name: Michael P. Monahan
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated October 26, 2016 announcing financial results for the quarter ended September 30, 2016.